EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7100

For Immediate Release

              PRIVATEBANCORP REPORTS RECORD SECOND QUARTER EARNINGS

            Earnings per share up 79 percent over second quarter 2001

         Chicago, IL, July 22, 2002 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that earnings per share increased 79 percent to $0.50 per diluted share for the second quarter 2002 compared to second quarter 2001 earnings per diluted share of $0.28. Net income for the second quarter ended June 30, 2002 was $2.6 million, an increase of 92 percent over second quarter 2001 net income of $1.4 million. Net income for the six months ended June 30, 2002 increased 77 percent to $4.8 million, or $0.92 per diluted share, compared to $2.7 million, or $0.56 per diluted share, for the same period last year.

         "Continued strong growth in loans and deposits, increased net interest margin and significant improvement in our operating efficiency drove second quarter financial performance. We have invested substantially in our people, our systems and the expansion of the PrivateBank concept over the past three years and we are now seeing the benefits of those investments reflected in the financial performance of PrivateBancorp," said Ralph B. Mandell, Chairman, President and Chief Executive Officer.

         "We continue to see ample opportunities in the markets we currently serve, to attract new clients while at the same time continuing to pursue expansion of services offered to current clients. Additionally, we are exploring opportunities to expand the PrivateBank concept to potential markets which we do not yet serve," said Mandell. "Based on our current assessment of the credit quality of our loan portfolio, we expect our earnings will exceed the high-end of current analysts' earnings estimates for 2002 of $1.84 per share."

         Deposit and loan growth continues to be strong. Deposits grew by 9 percent during the quarter to $1.1 billion, compared to total deposits of $981.9 million as of March 31, 2002. Deposits increased by 26 percent as of June 30, 2002 from $850.5 million at December 31, 2001. Loans outstanding increased by 11 percent to $865.8 million at June 30, 2002, from $782.4 million at March 31, 2002 and $780.8 million at December 31, 2001.

         Net interest income totaled $10.0 million in the second quarter of 2002, an increase of 51 percent over second quarter 2001 net interest income of $6.6 million, due to growth in average earning assets between periods as well as improvements in net interest margin. Average earning assets during the period were $1.2 billion, compared to $864.0 million in the prior year quarter, an increase of 40 percent. Net interest margin (on a tax equivalent basis) improved to 3.53 percent in the second quarter of 2002, up substantially from 3.18 percent in the first quarter of 2002, and up from 3.21 percent in the second quarter of 2001. The improvement in net interest margin compared to the first quarter of 2002 is primarily attributable to decreases in our cost of funds resulting from maturing funding sources that have been replaced at lower rates.

         Non-interest income was $2.1 million in the second quarter of 2002, reflecting an increase of approximately $699,000 or 51 percent compared to the second quarter of 2001. The increase in non-interest income is attributable to increased banking, trust service and other income, offset by lower securities gains. Banking, trust services and other income increased $777,000, or 76%, from the prior year quarter. Increased volume levels in sales of residential real estate loans during the quarter contributed approximately $418,000 to this increase. Securities gains totaled $274,000 during the second quarter of 2002, compared to $353,000 in the second quarter of 2001. Trust assets under administration increased to $733.9 million at June 30, 2002 compared to $711.9 million at June 30, 2001, and down from $758.2 million at March 31, 2002. The nominal 3 percent decrease in trust assets under administration since March 31, 2002 is attributable primarily to continued weakness in the domestic equity markets, offset by new wealth management business revenue generated during the quarter.

         Non-interest expense increased to $7.1 million in the second quarter of 2002 from $5.4 million in the second quarter of 2001. The 32 percent increase in non-interest expense between periods is primarily attributable to increases in salaries and employee benefits resulting from the increased scope of operations and compares favorably to the larger increases in net interest income and non-interest income for the same period. As a result, the efficiency ratio improved significantly to 55.4 percent in the second quarter of 2002 from 64.5 percent in the prior year quarter.

         Credit quality remains high. At June 30, 2002, nonperforming loans as a percentage of total loans were 0.37 percent, unchanged from March 31, 2002 and June 30, 2001. At June 30, 2002, nonaccrual loans as a percentage of total loans were 0.07 percent, versus 0.19 percent at March 31, 2002 and 0.23 percent at June 30, 2001. Net charge-offs, primarily relating to one commercial real estate credit, totaled $490,000 in the quarter ended June 30, 2002 versus $27,000 in the first quarter 2002 and $297,000 for the quarter ended June 30, 2001. The provision for loan losses was $1.6 million in the second quarter of 2002, versus $511,000 in the first quarter 2002 and $738,000 in the second quarter of 2001. The allowance as a percentage of loans was 1.14 percent as of June 30, 2002 compared to 1.12 percent at March 31, 2002 and 1.04 percent as of June 30, 2001. The increased level of the allowance reflects management's ongoing assessment of the losses that are probable and reasonably estimable in the loan portfolio. Our analysis is influenced by the volume and quality of loans and commitments in the portfolio, loss experience and economic conditions.

         PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely-held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $1.3 billion at June 30, 2002, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, Winnetka, and Geneva, Illinois, and in St. Louis, Missouri.

         Additional information can be found in the Investor Relations section of PrivateBancorp, Inc.'s website at www.privatebk.com

         Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended and Section 27A of the Securities Act of 1933, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, greater than anticipated deterioration in asset quality due to a prolonged economic downturn in the greater Chicago and St. Louis metropolitan areas or other unanticipated circumstances, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update publicly any of these statements in light of future events.

         Editor's Note: Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                           THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                JUNE 30,                            JUNE 30,
                                                   --------------------------------       -----------------------------
                                                        2002                2001               2002             2001
                                                     UNAUDITED           UNAUDITED          UNAUDITED        UNAUDITED
                                                   ------------        ------------       -------------     -----------
INTEREST INCOME
Interest and fees on loans........................    $   12,665         $   12,877        $   24,813       $   25,879
Interest on investment securities.................         4,886              3,327             9,092            6,529
Interest on short-term investments................             8                 31                25              208
                                                      ----------         ----------        ----------       ----------
   Total interest income..........................        17,559             16,235            33,930           32,616
                                                      ----------         ----------        ----------       ----------

INTEREST EXPENSE
Interest on deposits..............................         5,741              7,595            11,954           15,798
Interest on borrowings............................         1,353              1,545             2,662            3,052
Interest on long-term debt -- trust preferred
   securities.....................................           485                485               970              761
                                                      ----------         ----------        ----------       ----------
   Total interest expense.........................         7,579              9,625            15,586           19,611
                                                      ----------         ----------        ----------       ----------

NET INTEREST INCOME                                        9,980              6,610            18,344           13,005
Provision for loan losses.........................         1,609                738             2,120            1,077
                                                      ----------         ----------        ----------       ----------
   Net interest income after provision............         8,371              5,872            16,224           11,928
                                                      ----------         ----------        ----------       ----------

NON-INTEREST INCOME
Banking, trust services and other income..........         1,802              1,024             3,344            1,977
Net securities gains..............................           274                353                44              539
                                                      ----------         ----------        ----------       ----------
   Total non-interest income......................         2,076              1,377             3,388            2,516
                                                      ----------         ----------        ----------       ----------

NON-INTEREST EXPENSE
Salaries and benefits.............................         3,469              1,855             6,683            4,289
Other operating expenses..........................         3,644              3,338             6,902            5,984
Amortization of goodwill..........................            --                206                --              412
                                                      ----------         ----------        ----------       ----------
   Total non-interest expense.....................         7,113              5,399            13,585           10,685
                                                      ----------         ----------        ----------       ----------
Income before income taxes........................         3,334              1,850             6,027            3,759
Income tax expense................................           724                492             1,273            1,068
                                                      ----------         ----------        ----------       ----------
Net income........................................    $    2,610         $    1,358        $    4,754       $    2,691
                                                      ==========         ==========        ==========       ==========
Weighted average shares O/S.......................     4,919,165          4,681,655         4,888,762        4,664,951
Diluted average shares O/S........................     5,205,933          4,855,083         5,139,872        4,818,867

EARNINGS PER SHARE
Basic.............................................    $     0.53         $     0.29        $     0.97       $     0.58
Diluted...........................................    $     0.50         $     0.28        $     0.92       $     0.56

NOTE: Certain reclassifications have been made to prior periods' statements to place them on a basis comparable with the current period's financial statements.

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                       JUNE 30,         MARCH 31,      DECEMBER 31,
                                                                         2002             2002             2001
                                                                     ------------     ------------     ------------
                                                                       UNAUDITED        UNAUDITED
ASSETS
Cash and due from banks......................................         $   39,625       $   25,852      $   22,283
Short term investments.......................................                 75            3,558             518
Investment securities--available for sale....................            392,090          388,728         332,933
Loans held for sale..........................................              3,913            1,785          11,335
Loans........................................................            865,778          782,434         780,771
Allowance for loan losses....................................             (9,909)          (8,790)         (8,306)
                                                                      ----------       ----------      ----------
   Net loans.................................................            855,869          773,644         772,465
Premises and equipment, net..................................              6,455            4,026           3,814
Goodwill.....................................................             10,805           10,805          10,805
Other assets.................................................             23,176           22,810          22,615
                                                                      ----------       ----------      ----------
   Total assets..............................................         $1,332,008       $1,231,208      $1,176,768
                                                                      ==========       ==========      ==========
LIABILITIES
Non-interest bearing deposits................................         $   81,421       $   62,359      $   73,146
Interest bearing deposits....................................            993,054          919,506         777,349
                                                                      ----------       ----------      ----------
   Total deposits............................................          1,074,475          981,865         850,495
                                                                      ----------       ----------      ----------
Borrowings...................................................            154,499          155,523         231,488
Long-term debt--trust preferred securities...................             20,000           20,000          20,000
Other liabilities............................................             11,337            8,894          12,481
                                                                      ----------       ----------      ----------
   Total liabilities.........................................         $1,260,311       $1,166,282      $1,114,464
                                                                      ==========       ==========      ==========
STOCKHOLDERS' EQUITY
Common stock and surplus.....................................         $   47,221       $   47,189      $   46,320
Retained earnings............................................             21,927           19,465          17,468
Accumulated other comprehensive income.......................              4,231               31             323
Deferred compensation........................................               (732)            (809)           (857)
Loans to executive officers..................................               (950)            (950)           (950)
                                                                      ----------       ----------      ----------
   Total stockholders' equity................................         $   71,697       $   64,926      $   62,304
                                                                      ==========       ==========      ==========
   Total liabilities and stockholders' equity................         $1,332,008       $1,231,208      $1,176,768
                                                                      ==========       ==========      ==========
Book value per share.........................................         $    14.57       $    13.20      $    12.97

NOTE: Certain reclassifications have been made to prior periods' statements to place them on a basis comparable with the current period's financial statements.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                2Q02          1Q02           4Q01          3Q01          2Q01
                                               -------       -------       -------        -------       -------
KEY STATISTICS
Net income..............................        $2,610        $2,144         $1,918        $1,591        $1,358
Basic earnings per share................        $ 0.53        $ 0.44         $ 0.40        $ 0.34        $ 0.29
Diluted earnings per share..............        $ 0.50        $ 0.42         $ 0.39        $ 0.32        $ 0.28
Return on average total assets..........          0.82%         0.73%          0.70%         0.64%         0.60%
Return on average total equity..........         15.07%        13.35%         12.18%        10.46%         9.46%
Dividend payout ratio...................          5.66%         6.88%          7.51%         8.94%         8.62%
Non-interest income to average assets...          0.65%         0.44%          0.86%         0.49%         0.57%
Non-interest expense to average assets..          2.24%         2.19%          2.43%         2.16%         2.39%
Net overhead ratio(1)...................          1.59%         1.75%          1.57%         1.67%         1.82%
Efficiency ratio(2).....................          55.4%         62.5%          60.9%         60.6%         64.5%
Net interest margin(3)..................          3.53%         3.18%          3.28%         3.17%         3.21%
Yield on average earning assets.........          6.03%         6.02%          6.57%         7.16%         7.67%
Cost of average interest-bearing
   liabilities..........................          2.69%         3.06%          3.59%         4.40%         4.92%
Net interest spread(4)..................          3.34%         2.96%          2.98%         2.76%         2.75%

---------------------------
(1)     Non-interest expense less non-interest income divided by average total assets.
(2)     Non-interest expense divided by the sum of net interest income, on a tax equivalent basis, plus non-interest income.
(3)     Net interest income, on a tax equivalent basis, divided by average interest-earning assets.
(4)     Yield on average interest-earning assets less rate on average interest-bearing liabilities.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                 2Q02         1Q02          4Q01          3Q01         2Q01
                                             -----------   -----------   -----------   -----------  -----------
BALANCE SHEET RATIOS
Loans to deposits (period end).........         80.58%        79.69%         91.80%        89.39%         88.84%
Average interest-earning assets to
   average interest-bearing liabilities         107.8         107.5          108.9         110.2          110.4
PER SHARE DATA
Dividends..............................      $  0.030      $  0.030       $  0.030      $  0.030       $  0.025
Book value (period end)................      $  14.57      $  13.20       $  12.97      $  13.07       $  12.35
Tangible book value (period end).......      $  12.37      $  11.01       $  10.72      $  10.75       $   9.96
SHARE PRICE DATA
Closing price (period end).............      $30.1500      $24.5000       $19.6300      $15.9000       $16.2200
Diluted earnings multiple..............         15.03x        14.38x         12.77x        12.42x         14.46x
Book value multiple (period end).......          2.07x         1.86x          1.51x         1.22x          1.31x
COMMON STOCK INFORMATION
Outstanding shares at end of period....     4,921,580     4,917,020      4,804,280     4,750,124      4,680,668
NUMBER OF SHARES USED TO COMPUTE:
Basic earnings per share...............     4,919,165     4,858,022      4,773,572     4,714,506      4,681,655
Diluted earnings per share.............     5,205,933     5,075,764      4,951,338     4,929,171      4,855,083
CAPITAL RATIOS (PERIOD END):
Total equity to total assets...........          5.38%         5.27%          5.29%         5.96%          6.12%
Total risk-based capital ratio.........          9.36%         9.93%          9.71%        10.55%         10.98%
Tier-1 risk-based capital ratio........          7.84%         8.37%          8.18%         8.88%          9.17%
Leverage ratio.........................          6.02%         6.25%          6.64%         6.99%          7.26%


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)

                                                 2Q02         1Q02          4Q01          3Q01         2Q01
                                             -----------   -----------   -----------   -----------  -----------
SUMMARY INCOME STATEMENT
INTEREST INCOME
Loans, including fees...................       $12,665       $12,148       $12,311        $12,785       $12,877
Securities..............................         4,886         4,206         4,144          3,704         3,327
Short-term investments..................             8            17            13             23            31
                                               -------       -------       -------        -------       -------
   Total interest income................        17,559        16,371        16,468         16,512        16,235
Interest expense........................         7,579         8,007         8,548          9,478         9,625
                                               -------       -------       -------        -------       -------
Net interest income.....................         9,980         8,364         7,920          7,034         6,610
Provision for loan losses...............         1,609           511         1,257            845           738
                                               -------       -------       -------        -------       -------
   Net interest income after provision
      for loan losses...................         8,371         7,853         6,663          6,189         5,872
                                               -------       -------       -------        -------       -------
NON-INTEREST INCOME
Banking, trust services and other income         1,802         1,542         1,149            902         1,024
Net securities gains (losses)...........           274          (230)        1,191            365           353
                                               -------       -------       -------        -------       -------
   Total non-interest income............         2,076         1,312         2,340          1,267         1,377
                                               -------       -------       -------        -------       -------
NON-INTEREST EXPENSE
Salaries and employee benefits..........         3,469         3,214         2,519          2,303         1,855
Goodwill................................            --            --           206            206           206
Occupancy expense.......................         1,206         1,139         1,325            985           960
Other non-interest expense..............         2,438         2,119         2,576          1,847         2,378
                                               -------       -------       -------        -------       -------
   Total non-interest expense...........         7,113         6,472         6,626          5,341         5,399
                                               -------       -------       -------        -------       -------
Income before income taxes..............         3,334         2,693         2,377          2,115         1,850
Provision for income taxes..............           724           549           459            524           492
                                               -------       -------       -------        -------       -------
   Net income...........................       $ 2,610       $ 2,144       $ 1,918        $ 1,591       $ 1,358
                                               =======       =======       =======        =======       =======

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

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)

                                                   2Q02         1Q02          4Q01           3Q01         2Q01
                                               -----------   -----------   -----------    -----------  -----------
CREDIT QUALITY
KEY RATIOS
Net charge-offs to average loans........          0.24%         0.01%         0.27%          0.11%         0.18%
Total non-performing loans to total
   loans................................          0.37%         0.37%         0.41%          0.91%         0.37%
Total non-performing assets to total
   assets...............................          0.24%         0.24%         0.27%          0.62%         0.26%
Nonaccrual loans to:
   Total loans..........................          0.07%         0.19%         0.09%          0.37%         0.23%
   Total assets.........................          0.05%         0.12%         0.06%          0.26%         0.16%
Allowance for loan losses to:
   Total loans..........................          1.14%         1.12%         1.06%          1.06%         1.04%
   Non-performing loans.................           313%          303%          262%           118%          282%
   Nonaccrual loans.....................         1,527%          603%        1,250%           284%          459%
NON-PERFORMING ASSETS:
Loans delinquent over 90 days...........        $2,518        $1,448        $2,504         $3,766        $  938
Nonaccrual loans........................           649         1,458           664          2,658         1,504
Other real estate.......................            --            --            --             62            --
                                                ------        ------        ------         ------        ------
   Total non-performing assets..........        $3,167        $2,906        $3,168         $6,486        $2,442
                                                ======        ======        ======         ======        ======
NET LOAN CHARGE-OFFS:
Loans charged off.......................        $  515        $   66        $  521         $  199        $  332
Recoveries..............................            25            39            12             16            35
                                                ------        ------        ------         ------        ------
   Net charge-offs......................        $  490        $   27        $  509         $  183        $  297
                                                ======        ======        ======         ======        ======
PROVISION FOR LOAN LOSSES...............        $1,609        $  511        $1,257         $  845        $  738
                                                ======        ======        ======         ======        ======
ALLOWANCE FOR LOAN LOSSES SUMMARY
Balance at beginning of period..........        $8,790        $8,306        $7,558         $6,896        $6,455
Provision...............................         1,609           511         1,257            845           738
Net charge-offs.........................           490            27           509            183           297
                                                ------        ------        ------         ------        ------
   Ending allowance for loan losses.....        $9,909        $8,790        $8,306         $7,558        $6,896
                                                ======        ======        ======         ======        ======
NET LOAN CHARGE-OFFS (RECOVERIES):
Commercial real estate..................            --            --            --             --            --
Residential real estate.................            --            --            --             --            --
Commercial..............................        $  481        $   18        $  438         $  185        $  276
Personal................................             9             9            71             (2)           21
Home equity.............................            --            --            --             --            --
Construction............................            --            --            --             --            --
                                                ------        ------        ------         ------        ------
   Total net loan charge-offs
      (recoveries)......................        $  490        $   27        $  509         $  183        $  297
                                                ======        ======        ======         ======        ======


                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                 JUNE 30,        MARCH 31,        DECEMBER 31,    SEPTEMBER 30,      JUNE 30,
                                  2002              2002             2001             2001             2001
                                --------         ---------         --------         --------         --------
                                UNAUDITED        UNAUDITED                          UNAUDITED        UNAUDITED
ASSETS
Cash and due from banks..       $   39,625       $   25,852        $   22,283       $   26,343       $ 28,515
Federal funds sold.......               75            3,558               518            2,959          7,305
Investment securities -
   available for sale....          392,090          388,728           332,933          279,319        224,505
Loans held for sale......            3,913            1,785            11,335              140            448
Loans....................          865,778          782,434           780,771          715,977        666,262
   Less:  Allowance for
      loan losses........           (9,909)          (8,790)           (8,306)          (7,558)        (6,896)
                                ----------       ----------        ----------       ----------       --------
   Net loans.............          855,869          773,644           772,465          708,419        659,366
                                ----------       ----------        ----------       ----------       --------
Premises and equipment,
   net...................            6,455            4,026             3,814            4,198          4,260
Goodwill.................           10,805           10,805            10,805           11,011         11,217
Other assets.............           23,176           22,810            22,615            9,586          9,271
                                ----------       ----------        ----------       ----------       --------
      Total assets.......       $1,332,008       $1,231,208        $1,176,768       $1,041,975       $944,887
                                ==========       ==========        ==========       ==========       ========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits..............       $   81,421       $   62,359        $   73,146       $   68,789       $ 65,373
Interest bearing demand
   deposits..............           54,694           54,214            52,061           45,711         44,436
Savings and money market
   deposits..............          412,570          369,811           362,987          361,563        302,258
Time deposits............          525,790          495,481           362,301          325,083        338,427
                                ----------       ----------        ----------       ----------       --------
   Total deposits........        1,074,475          981,865           850,495          801,146        750,494
Funds borrowed...........          154,499          155,523           231,488          137,956        106,128
Long-term debt - trust
   preferred securities..           20,000           20,000            20,000           20,000         20,000
Other liabilities........           11,337            8,894            12,481           20,786         10,439
                                ----------       ----------        ----------       ----------       --------
   Total liabilities.....        1,260,311        1,166,282         1,114,464          979,888        887,061
Stockholders' equity.....           71,697           64,926            62,304           62,087         57,826
                                ----------       ----------        ----------       ----------       --------
   Total liabilities and
      stockholders'
      equity.............       $1,332,008       $1,231,208        $1,176,768       $1,041,975       $944,887
                                ==========       ==========        ==========       ==========       ========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                 JUNE 30,        MARCH 31,        DECEMBER 31,    SEPTEMBER 30,      JUNE 30,
                                  2002              2002             2001             2001             2001
                                --------         ---------         --------         --------         --------
AVERAGE ASSETS
Cash and due from banks..       $   27,114       $   25,149       $   24,258        $  22,483       $  23,033
Federal funds sold.......            1,964            3,737            2,111            2,429           2,724
Investment securities--
   available for sale....          396,807          355,528          287,553          250,979         213,241
Loans held for sale......            2,330            5,176            5,093              513           1,393
Loans....................          815,672          777,312          737,425          689,891         648,261
Less:  Allowance for
   loan losses...........           (9,081)          (8,540)          (7,832)          (7,248)         (6,813)
                                ----------       ----------        ----------       ---------       ---------
Net loans................          806,591          768,772          729,593          682,643         641,448
                                ----------       ----------        ----------       ---------       ---------
Premises and equipment,
   net...................            5,271            3,937            4,003            4,308           4,132
Goodwill.................           10,805           10,805           10,931           11,132          11,333
Other assets.............           23,522           23,335           19,863            9,757          10,229
                                ----------       ----------        ----------       ---------       ---------
Total assets.............       $1,274,404       $1,196,439       $1,083,405         $984,244        $907,533
                                ==========       ==========        ==========       =========       =========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits..............       $   70,244       $   64,285       $   68,591         $ 62,141        $ 59,051
Interest bearing demand
   deposits..............           57,127           54,066           47,593           43,311          45,759
Savings and money market
   deposits..............          379,726          363,351          370,451          336,297         296,302
Time deposits............          523,774          485,498          351,312          328,172         309,777
                                ----------       ----------        ----------       ---------       ---------
Total deposits...........        1,030,871          967,200          837,947          769,921         710,889
Funds borrowed...........          144,576          135,979          154,141          125,623         110,708
Long-term debt - trust
   preferred securities..           20,000           20,000           20,000           20,000          20,000
Other liabilities........            9,498            8,141            8,860            8,380           8,381
                                ----------       ----------        ----------       ---------       ---------
Total liabilities........        1,204,945        1,131,320        1,020,948          923,924         849,978
Stockholders' equity.....           69,459           65,119           62,457           60,320          57,555
                                ----------       ----------        ----------       ---------       ---------
Total liabilities and
   stockholders' equity..       $1,274,404       $1,196,439       $1,083,405         $984,244        $907,533
                                ==========       ==========        ==========       =========       =========

                              PRIVATEBANCORP, INC.
                      AVERAGE YEAR-TO-DATE BALANCE SHEETS
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                   JUNE 30,          MARCH 31,        DECEMBER 31,     SEPTEMBER 30,      JUNE 30,
                                     2002              2002              2001              2001             2001
                                   --------         ---------          --------          --------         --------
AVERAGE ASSETS
Cash and due from banks....        $   26,137       $   25,149          $ 22,374          $ 22,256         $ 22,140
Federal funds sold.........             2,846            3,737             4,862             5,790            7,498
Investment securities--
   available for sale......           376,282          355,528           235,447           217,888          201,069
Loans held for sale........             3,745            5,176             2,098             1,055            1,380
Loans......................           796,598          777,312           669,114           646,126          623,830
Less:  Allowance for loan
   losses..................            (8,812)          (8,540)           (7,028)           (6,757)          (6,508)
                                   ----------       ----------          --------          --------         --------
Net loans..................           787,786          768,772           662,086           639,369          617,322
                                   ----------       ----------          --------          --------         --------
Premises and equipment, net             4,667            3,937             4,128             4,170            4,099
Goodwill...................            10,805           10,805            11,234            11,336           11,440
Other assets...............            23,118           23,335            12,695            10,157           10,620
                                   ----------       ----------          --------          --------         --------
Total assets...............        $1,235,386       $1,196,439          $954,924          $912,021         $875,568
                                   ==========       ==========          ========          ========         ========
LIABILITIES AND
   STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits................        $   67,244       $   64,285          $ 59,998          $ 57,023         $ 54,635
Interest bearing demand
   deposits................            55,605           54,066            44,231            43,098           42,990
Savings and money market
   deposits................           371,584          363,351           326,198           311,285          298,572
Time deposits..............           504,742          485,498           318,510           307,456          296,924
                                   ----------       ----------          --------          --------         --------
Total deposits.............           999,175          967,200           748,937           718,862          693,121
Funds borrowed.............           140,302          135,979           120,585           109,276          100,968
Long-term debt - trust
   preferred securities....            20,000           20,000            17,918            17,216           15,801
Other liabilities..........             8,553            8,141             8,953             8,971            9,239
                                   ----------       ----------          --------          --------         --------
Total liabilities..........         1,168,030        1,131,320           896,393           854,325          819,129
Stockholders' equity.......            67,356           65,119            58,531            57,696           56,439
                                   ----------       ----------          --------          --------         --------
Total liabilities and
   stockholders' equity....        $1,235,386       $1,196,439          $954,924          $912,021         $875,568
                                   ==========       ==========          ========          ========         ========
